ManpowerGroup Second Quarter Results July 21, 2016 Exhibit 99.2

FORWARD-LOOKING STATEMENT This presentation includes forward-looking statements which are subject to known and unknown risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the period ended December 31, 2013. Forward-looking statements can be identified by forward-looking words such as “expect,” “anticipate,” “intend,” “plan,” “may,” “will,” “believe,” “seek,” “estimate,” and similar expressions. In this presentation, references to road map and journey to 4% are also intended to be forward-looking statements. Please note that ManpowerGroup’s 2013 Annual report is available online at www.manpowergroup.com in the section titled “Investor Relations.” is pres nt tio contain statements, including financial projections, that are forward-looki g in nature. These stateme ts are based on managements’ current expectations or beliefs, and are subject to known and unknown risks and u certainties regarding expected future results. Actual results might differ materially from those projected in the forward-looking statements. Additio al inform tion concerning factors tha could cause actual results to materially differ from those in the forward-look ng statements is contained in the ManpowerGroup Inc. Annual Report on Form 10-K dated D c mber 31, 2015, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company’s SEC filings. Any forward-looking statements in this pr sentation speak only as of the date hereof. The Company assumes no obligation to update or revise any forward-looking statements. 2 ManpowerGroup July 2016

July 2016 3 ManpowerGroup As Reported Q2 Financial Highlights 3% Revenue $5.0B 5% CC 0 bps Gross Margin 17.1% 10% Operating Profit $196M 10% CC 20 bps OP Margin 3.9% 20% EPS $1.60 22% CC Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of changes in currency on our financial results. Constant Currency is further explained in the Annual Report on our Web site. Consolidated Financial Highlights ManpowerGroup 2016 Second Quarter Results

July 2016 4 ManpowerGroup $1.51 $1.60 +0.05 +0.01 +0.01 +0.02 Q2 Guidance Midpoint Operational Performance Other Expense Tax Rate (37.8% vs 38.0%) WAS Q2 Reported EPS Bridge – Q2 vs. Guidance Midpoint ManpowerGroup 2016 Second Quarter Results

July 2016 5 ManpowerGroup Consolidated Gross Margin Change ManpowerGroup 2016 Second Quarter Results 17.1% 17.1% Q2 2015 Staffing/Interim Permanent Recruitment Acquisition Impact Other Q2 2016 +0.1% -0.3% +0.1% +0.1%

July 2016 6 ManpowerGroup $535M 62% $175M 20% $103M 12% $48M 6% $861M Growth in CC % Business Line Gross Profit – Q2 2016 █ Manpower █ Experis █ ManpowerGroup Solutions █ Right Management █ ManpowerGroup – Total ManpowerGroup 2016 Second Quarter Results 2 8 14 3 5

July 2016 7 ManpowerGroup SG&A Expense Bridge – Q2 YoY (in millions of USD) ManpowerGroup 2016 Second Quarter Results 651.9 664.7 Q2 2015 Currency Impact Acquisitions Operational Impact Q2 2016 -6.2 +25.8 -6.8 13.4% % of Revenue % of Revenue 13.2%

July 2016 8 ManpowerGroup As Reported Q2 Financial Highlights 4% Revenue $1.1B 1% CC 4% OUP $54M 0% CC 0 bps OUP Margin 5.0% Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. Americas Segment (22% of Revenue) ManpowerGroup 2016 Second Quarter Results

July 2016 9 ManpowerGroup -5% -10% -27% 10% -5% 7% 16% 19% US Mexico Argentina Other 67% 11% 4% 18% Americas – Q2 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue (1) On an organic basis, Other revenue decreased 3% (+6% in CC). (1) ManpowerGroup 2016 Second Quarter Results

July 2016 10 ManpowerGroup As Reported Q2 Financial Highlights 3% Revenue $1.9B 1% CC 8% OUP $102M 6% CC 20 bps OUP Margin 5.3% Southern Europe Segment (39% of Revenue) ManpowerGroup 2016 Second Quarter Results

July 2016 11 ManpowerGroup Southern Europe – Q2 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue ManpowerGroup 2016 Second Quarter Results 4% -6% 16% 5% 2% -8% 14% 4% France Italy Spain Other 65% 16% 7% 12%

July 2016 12 ManpowerGroup As Reported Q2 Financial Highlights 7% Revenue $1.3B 10% CC 11% OUP $38M 13% CC 10 bps OUP Margin 2.9% Northern Europe Segment (26% of Revenue) ManpowerGroup 2016 Second Quarter Results

July 2016 13 ManpowerGroup Northern Europe – Q2 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue (1) On an organic basis, Germany revenue increased 10% (+8% in CC) and Belgium revenue increased 17% (+15% in CC). ManpowerGroup 2016 Second Quarter Results -7% -1% 61% 23% 23% -12% -1% 0% 58% 20% 20% -4% UK Nordics Germany Netherlands Belgium Other 37% 20% 19% 11% 7% 6% (1) (1)

July 2016 14 ManpowerGroup As Reported Q2 Financial Highlights 10% Revenue $615M 10% CC 21% OUP $22M 19% CC 30 bps OUP Margin 3.6% APME Segment (12% of Revenue) ManpowerGroup 2016 Second Quarter Results

July 2016 15 ManpowerGroup 14% 14% 6% 1% 19% 11% Japan Australia/NZ Other 35% 25% 40% APME – Q2 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue (1) On an organic basis, Australia/NZ revenue decreased 2% (+3% in CC). (1) ManpowerGroup 2016 Second Quarter Results

July 2016 16 ManpowerGroup As Reported Q2 Financial Highlights 1% Revenue $73M 3% CC 24% OUP $14M 26% CC 360 bps OUP Margin 19.8% Right Management Segment (1% of Revenue) ManpowerGroup 2016 Second Quarter Results

July 2016 17 ManpowerGroup Cash Flow Summary – 6 Months YTD ManpowerGroup 2016 Second Quarter Results (in millions of USD) 2016 2015 Net Earnings 187 171 Non-cash Provisions and Other 96 107 Change in Operating Assets/Liabilities (21) (239) Capital Expenditures (31) (20) Free Cash Flow 231 19 Change in Debt (21) (3) Acquisitions of Businesses net of cash acquired (41) (30) Other Equity Transactions (1) 23 Repurchases of Common Stock (291) (169) Dividends Paid (61) (62) Effect of Exchange Rate Changes - (14) Other - 3 Change in Cash (184) (233)

July 2016 18 ManpowerGroup 120 -221 -231 125 132 308 768 516 468 855 880 854 -400 0 400 800 1,200 2012 2013 2014 2015 Q1 Q2 2016 Balance Sheet Highlights Total Debt (in millions of USD) Total Debt to Total Capitalization Total Debt Net Debt (Cash) ManpowerGroup 2016 Second Quarter Results 23% 15% 14% 24% 25% 25% 0% 10% 20% 30% 2012 2013 2014 2015 Q1 Q2 2016

July 2016 19 ManpowerGroup (1) The $600M agreement requires that we comply with a Leverage Ratio (Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a Debt-to-EBITDA ratio of 0.87 and a fixed charge coverage ratio of 4.71 as of June 30, 2016. As of June 30, 2016, there were $0.8M of standby letters of credit issued under the agreement. (2) Represents subsidiary uncommitted lines of credit & overdraft facilities, which total $285.5M. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M. Interest Rate Maturity Date Total Outstanding Remaining Available Euro Notes - €350M 4.505% Jun 2018 388 - Euro Notes - €400M 1.913% Sep 2022 441 - Revolving Credit Agreement 1.47% Sep 2020 - 599 Uncommitted lines and Other Various Various 25 261 Total Debt 854 860 Debt and Credit Facilities – June 30, 2016 (in millions of USD) (2) (1) ManpowerGroup 2016 Second Quarter Results

July 2016 20 ManpowerGroup Third Quarter Outlook Revenue Total Down/Up 1% (Up 1-3% CC) Americas Down 2-4% (Flat/Up 2% CC) Southern Europe Down/Up 1% (Down/Up 1% CC) Northern Europe Down 1-3% (Up 4-6% CC) APME Up 9-11% (Up 4-6% CC) Right Management Down/Up 1% (Up 1-3% CC) Gross Profit Margin 16.9 – 17.1% Operating Profit Margin 3.9 – 4.1% Tax Rate 36.0% EPS $1.66 – $1.74 (unfavorable $0.03 currency) ManpowerGroup 2016 Second Quarter Results

July 2016 21 ManpowerGroup Key Take Aways Solid quarterly earnings growth despite the uneven market conditions; a result of our focus on price discipline and good execution in managing expenses and driving productivity. The global economy remains slow and uneven; regardless of the environment, we will continue our focus on driving revenue growth aligned with our strategies and improving operational efficiency and productivity through improved processes and enhanced technology. With the added uncertainty in a slow growth environment, our clients are looking for a trusted partner such as ManpowerGroup to help them find solutions as they adjust to this new normal of certain uncertainty. This is precisely the reason we have diversified and strengthened our range of workforce solutions and brands. ManpowerGroup 2016 Second Quarter Results